                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY

We, the undersigned directors and officers of PACCAR Financial Corp., a Washington corporation, hereby severally constitute and appoint, C. M. Pigott,
M. A. Tembreull, W. E. Boisvert, T. R. Morton or any of them, singly, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, a Form 10-K of this corporation for fiscal year 1994 to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, together with any and all amendments to said Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said attorneys-in-fact to said Form 10-K and any and all amendments thereto.

IN WITNESS WHEREOF each of the undersigned has executed this power of attorney as of the 28th day of February 1995.

/S/ T. R. Morton          President           /S/ G. D. Hatchel          Vice President
----------------------    and Director        ----------------------     and Director
T. R. Morton                                  G. D. Hatchel


/S/ R. E. Ranheim         Treasurer           /S/ D. J. Hovind           Director
----------------------                        ----------------------
R. E. Ranheim                                 D. J. Hovind


/S/ B. J. Kimble          Controller          /S/ M. C. Pigott           Director
----------------------                        ----------------------
B. J. Kimble                                  M. C. Pigott


/S/ C. M. Pigott          Chairman of         /S/ J. L. Shiplet          Director
----------------------    the Board           ----------------------
C. M. Pigott              and Director        J. L. Shiplet


/S/ W. E. Boisvert        Vice Chairman       /S/ M. A. Tembreull        Director
----------------------    of the Board        ----------------------
W. E. Boisvert            and Director        M. A. Tembreull


                                              /S/ J. J. Waggoner         Director
                                              ----------------------
                                              J. J. Waggoner


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